                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
    Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ]     Confidential, for use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to (S) 240.14a - 11(c) or (S) 240.14a - 12

                                 INFRACOR, INC.
                                 --------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------
     (5) Total fee paid:

         ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

         ---------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------
     (3)  Filing Party:

         ---------------------------------------------------------------
     (4)  Date Filed:

         ---------------------------------------------------------------

                                 INFRACOR, INC.

                          7400 Beaufont Springs Drive
                                   Suite 415
                            Richmond, Virginia 23225

                           NOTICE OF SPECIAL MEETING

                          TO BE HELD NOVEMBER 26, 2001


To the shareholders of InfraCor, Inc.:

  The Special Meeting of shareholders of InfraCor, Inc. (the "Company") will be held on Monday, November 26, 2001 at 10:00 a.m. (local time) at the Company's corporate headquarters at 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225, for the following purposes:

  (1) To consider and vote on a proposed amendment to the Company's Articles of Incorporation increasing the number of the Company's authorized shares of common stock, without par value per share ("Common Stock"), from 50 million to 100 million; and

  (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on October 5, 2001 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


Dated:  October 24, 2001



                                  By order of the Board of Directors,


                                  /s/ Warren E. Beam, Jr.

                                  Warren E. Beam, Jr.,
                                  Secretary


                                   IMPORTANT

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                PROXY STATEMENT

                      FOR SPECIAL MEETING OF SHAREHOLDERS

                                 INFRACOR, INC.

                          7400 Beaufont Springs Drive
                                   Suite 415
                            Richmond, Virginia 23225

                            SOLICITATION OF PROXIES


  Solicitation of the enclosed Proxy is made by and on behalf of the Board of Directors (the "Board of Directors") of the Company to be used at the Special Meeting of Shareholders to be held at the Company's corporate headquarters at 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225, on November 26, 2001 at 10:00 a.m., local time, and at any adjournments thereof. The date on which this Proxy Statement and accompanying Proxy are first being mailed is on or around October 25, 2001.

  The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made by use of the mails, except that, if necessary, officers, directors, employees and agents of the Company or of its subsidiaries may solicit proxies by telephone, telegram, facsimile or personal contact. It is contemplated that brokerage houses and nominees will be requested to forward proxy solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their reasonable charges and expenses in this connection.

  All properly executed proxies delivered pursuant to this solicitation will be voted at the Special Meeting in accordance with the instructions thereupon, or, in the absence of such instructions, in accordance with the Board of Director's recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Special Meeting and voting in person, by providing written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Board of Directors at the address above.

                               COMPANY SECURITIES

  The Company has fixed the close of business on October 5, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. As of October 5, 2001, the Company's voting securities consisted of (i) 16,572,387 outstanding shares of Common Stock, and (ii) 1,750,000 outstanding shares of Series A Convertible Preferred Stock, without par value per share ("Series A Stock").

  The holders of shares of Common Stock as of the close of business on October 5, 2001 are entitled to cast one vote per share on all matters voted on by the holders of Common Stock generally, including the election of directors, and do not have cumulative voting rights. Generally, the holders of the Series A Stock are entitled to vote together with the holders of Common Stock as a single class on the issues presented to a vote of the Company's shareholders, except under limited circumstances when such holders are entitled to vote as a separate class. The holders of the Series A Stock are entitled to vote on the basis of one vote per share held on the proposals set forth herein. The shares of Series A Stock do not carry cumulative voting rights. The presence, either in person or by proxy, of the holders of shares representing a majority of the votes entitled to be cast on a matter by the voting group is necessary to constitute a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, the holder is deemed present for quorum purposes for the remainder of the meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.


                         ACTION TO BE TAKEN UNDER PROXY

  SHARES WILL BE VOTED AS INSTRUCTED IN THE ACCOMPANYING PROXY ON EACH MATTER SUBMITTED TO THE VOTE OF SHAREHOLDERS. IF ANY DULY EXECUTED PROXY IS RETURNED WITHOUT VOTING INSTRUCTIONS, THE PERSONS NAMED AS PROXIES THEREON INTEND TO VOTE ALL SHARES REPRESENTED BY SUCH PROXY AS FOLLOWS:


  (1) FOR the approval of the amendment to the Company's Articles of Incorporation increasing the number of the Company's authorized shares of Common Stock from 50 million to 100 million; and

  (2) FOR the recommendations of the Board of Directors on any other proposal that may properly come before the meeting.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth, as of October 5, 2001, the beneficial ownership of each shareholder known to management of the Company to own beneficially more than 5% of each series of the Company's voting securities. Unless otherwise indicated, the Company believes that the named persons have sole voting and investment power with respect to all securities shown as beneficially owned by them.

                                                                   Amount and Nature of Beneficial
  Title of Class               Name of Beneficial Owner                       Owner (1)                  Percent of Class (1)
Common Stock
                                Dr. Allen Kahn
                                55 E. Washington Street
                                Suite 2117
                                Chicago, Illinois  60602                        6,323,701 (2)                 33.1%

                                Coleman S. Lyttle
                                2210 Belt Boulevard
                                Richmond, Virginia 23224                        2,156,444 (3) (4)             11.7%

                                James B. Quarles
                                7400 Beaufont Springs Dr.
                                Richmond, Virginia 23225                        1,910,000 (5)                 10.3%

                                Thomas W. Marmon
                                4390 Airwest Drive, SE
                                Grand Rapids, Michigan 49512                    1,547,638 (6) (7)              9.0%

                                John W. Winfield
                                The InterGroup Corporation
                                Santa Fe Financial Corporation (8)
                                2121 Avenue of the Start
                                Suite 2020
                                Los Angeles, California 90067                   1,215,300 (9)                  7.3%

                                Navin D. Sheth
                                2210 Belt Boulevard
                                Richmond, Virginia 23224                        1,558,000 (3)                  8.8%
Series A Preferred Stock
                                Coleman S. Lyttle
                                2210 Belt Boulevard
                                Richmond, Virginia 23224                          100,000                      5.7%

                                Dr. Allen Kahn
                                55 East Washington Street
                                Suite 2117
                                Chicago, Illinois 60602                         1,500,000                     85.7%

                                Navin D. Sheth
                                2210 Belt Boulevard
                                Richmond, Virginia 23224                          100,000                      5.7%

______________

(1) Based on 16,572,387 shares of Common Stock and 1,750,000 shares of Series A Stock issued and outstanding as of October 5, 2001 and, as to the holder thereof only, shares of Common Stock issuable upon exercise or conversion of all derivative securities that are exercisable or convertible within 60 days of October 5, 2001.

(2) Includes 2,550,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(3) Includes 20,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock granted pursuant to the Company's 1997 Nonstatutory Option Plan and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(4) Does not include shares in the name of the estate of Stamie E. Lyttle, of which Coleman Lyttle is Executor, and the certain Trust created thereby of which Mr. Lyttle is trustee. Mr. Lyttle is not a beneficiary of the estate or the beneficial owner of shares of Common Stock owned by the estate or by any such trust.

(5) Includes 810,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options pursuant to the Company's 1997 Nonstatutory Option Plan, and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(6) Includes 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the 1997 Nonstatutory Option Plan, and 333,350 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(7)  Includes shares registered in the name of Thomas W. Marmon Trust.

(8) Mr. Winfield is the Chairman, President and Chief Executive Officer of The InterGroup Corporation ("InterGroup") and Santa Fe Financial Corporation ("Santa Fe"), and is the controlling shareholder of InterGroup. InterGroup owns approximately 41% of Santa Fe, and Mr. Winfield, as an individual, owns 3.7% of Santa Fe. In his capacity as Chairman, President and Chief Executive Officer of Inter\Group and Santa Fe, Mr. Winfield may be deemed to have voting and dispositive power of shares of Company Common Stock held by InterGroup and Santa Fe.

(9) Based on information contained in the Schedule 13D of Mr. Winfield, InterGroup and Santa Fe, the Company believes that: (i) Mr. Winfield has sole voting and dispositive power with respect to 415,300 shares of Company Common Stock; (ii) Mr. Winfield may be deemed to have shared voting and dispositive power with respect to 600,000 shares of Company Common Stock, which include 500,000 shares held by InterGroup and 100,000 shares held by Santa Fe; and (iii) Mr. Winfield has no voting power but may be deemed to have shared dispositive power with respect to 200,000 shares of Company Common Stock held by members of Mr. Winfield's family.


                         STOCK OWNERSHIP OF MANAGEMENT

  The following table sets forth, as of October 5, 2001, certain information regarding the beneficial ownership of Company Common Stock by each director and director nominee of the Company, by each executive officer of the Company, and by all directors and executive officers as a group. Unless otherwise indicated, the Company believes that the named persons have sole voting and investment power with respect to all outstanding securities shown as beneficially owned by them.

                                                                         Amount and Nature of Beneficial
   Title of Class               Name of Beneficial Owner                           Owner (1)                   Percent of Class (1)
Common Stock
                              Terence R. Dellecker (2)
                              75 Rue De Courcelles
                              75008 Paris, France                                     366,361 (3)                     2.2%

                              Coleman S. Lyttle (2) (4)
                              2210 Belt Boulevard
                              Richmond, Virginia 23224                              2,156,444 (5)(6)                 11.7%

                              James B. Quarles (2) (4)
                              7400 Beaufont Springs Drive
                              Suite 415
                              Richmond, Virginia 23225                              1,910,000 (7)                    10.3%

                              Navin D. Sheth (2) (4)
                              2210 Belt Boulevard
                              Richmond, Virginia 23224                              1,558,000 (5)                     8.8%

                              Lee Caplin
                              P. O. Box 854
                              Pebble Beach, CA 93953                                        0                          *

                              James G. Zumwalt (2)
                              1831 Wiehle Avenue
                              Suite 103
                              Reston, Virginia 20190                                  100,000 (3)                      *

                              Dr. Allen Kahn (2)
                              55 East Washington Street
                              Suite 2117
                              Chicago, Illinois 60602                               6,323,701 (8)                    33.1%

                              Warren E. Beam, Jr. (4)
                              7400 Beaufont Springs Drive
                              Suite 415
                              Richmond, Virginia 23225                                 25,000 (9)                      *

                              Directors and Executive Officers as a group
                              (8 persons)                                          12,439,506 (10)                    52.9%



Class A Stock
                              Coleman S. Lyttle (2) (4)
                              2210 Belt Boulevard
                              Richmond, Virginia 23224                            100,000             5.7%

                              Dr. Allen Kahn (2)
                              55 East Washington Street
                              Suite 2117
                              Chicago, Illinois 60602                           1,500,000            85.7%

                              Navin D. Sheth (2) (3)
                              2210 Belt Boulevard
                              Richmond, Virginia 23224                            100,000             5.7%

                              Directors and Executive Officers as a group
                              (8 persons)                                       1,700,000            97.1%

______________
*Less than 1%

(1) Based on 16,572,387 shares of Common Stock and 1,750,000 shares of Series A Stock issued and outstanding as of October 5, 2001 and, as to the holder thereof only, shares of Common Stock issuable upon exercise or conversion of all derivative securities that are exercisable or convertible within 60 days of October 5, 2001.

(2)  Currently serves as a director of the Company.

(3) Represents 100,000 shares of Common Stock issuable upon the exercise of options pursuant to the Company's 1997 Nonstatutory Option Plan.

(4)  An executive officer of the Company.

(5) Includes 20,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock granted pursuant to the Company's 1997 Nonstatutory Option Plan and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(6) Does not include shares in the name of the Estate of Stamie E. Lyttle, of which Coleman Lyttle is Executor, and certain Trust created thereby of which Mr. Lyttle is Trustee. Mr. Lyttle is not a beneficiary of the estate or the beneficial owner of shares of Common Stock owned by the estate or by any such trust.

(7) Includes 810,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options pursuant to the Company's 1997 Nonstatutory Option Plan, and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(8) Includes 2,550,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(9) Represents 25,000 shares of Common Stock issuable upon the exercise of options granted pursuant to the Company's 1997 Nonstatutory Option Plan.

(10) Includes 1,575,000 shares of Common Stock issuable upon the exercise of options granted pursuant to the Company's various stock option plans and 5,550,000 shares of Common Stock issuable upon the exercise of warrants granted by the Company.

PROPOSAL NO. 1 - AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE
                     THE AUTHORIZED SHARES OF COMMON STOCK

  The Board of Directors of the Company has adopted resolutions proposing an amendment to the Company's Articles of Incorporation to change the authorized shares of common stock from 50 million to 100 million .

  The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company's common stock outstanding, such as dilution of the earnings per shares and voting rights of current holders of commons tock. If the amendment is adopted, it will become effective upon filing of Articles of Amendment with the State Corporation Commission of the Commonwealth of Virginia. A copy of the proposed amendment is attached as Exhibit A hereto.
                                  ---------

  Although at present the Board of Directors has no other plans to issue the additional shares of common stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the company's business or product lines through the acquisition of other businesses or products.

  The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempts or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at the Company), nevertheless shareholders should be aware that approval of proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

  The adoption of the amendment requires the affirmative vote of more than two-thirds of the outstanding shares of capital stock entitled to vote at the Special Meeting. A failure to vote, either by not returning the enclosed proxy or checking the "abstain" box, will have the same effect as a vote against Proposal No. 1.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.
                                                   ---

                           PROPOSALS OF SHAREHOLDERS

  Proposals of shareholders intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the President of the Company, at the Company's headquarters, 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225, no later than March 1, 2002, in order to be considered for inclusion in the Company's Proxy Statement relating to that meeting.


                                 OTHER MATTERS

  The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the share represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.


                                    By Order of the Board of Directors,

                                    /s/ Warren E. Beam, Jr.

                                    Warren E. Beam, Jr.,
                                    Secretary

October 26, 2001

  The Company's Annual Report on Form 10-KSB for fiscal year ended March 31, 2001 is available without charge to any shareholder requesting the same. Written requests should be addressed to the attention of Mr. Warren E. Beam, Jr., Secretary, InfraCor, Inc., 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225.

                                                                       Exhibit A
                                                                       ---------

                                    PROPOSED

                             ARTICLES OF AMENDMENT

                                       OF

                                 INFRACOR, INC.
                                 --------------


  1.    The name of the Corporation is InfraCor, Inc.

  2. The amendment adopted hereby is to delete Article III(a) of the Corporation's Articles of Incorporation in its entirety and substitute the following therefor:

        "ARTICLE III(a) The aggregate number of shares which the Corporation is authorized to issue is as follows:

               Class         Number of Shares    Par Value
               -----         ----------------    ---------
               Common          100,000,000      No Par Value
               Preferred         5,000,000      No Par Value"

  3. The foregoing amendment was proposed by the Corporation's Board of Directors, which found the adoption of the Amendment to be in the Corporation's best interest and directed that it be submitted to a vote at a meeting of the Corporation's shareholders on July 30, 2001.

  4. On October 25, 2001, notice of the meeting, accompanied by a copy of the amendment, was given in the manner provided in the Virginia Stock Corporation Act to each of the Corporation's shareholders of record. On November 26, 2001, the amendment was duly adopted by the shareholders of the Corporation.

  5. Holders of the shares of the Corporation's common stock, without par value per share ("Common Stock"), and Series A Convertible Preferred Stock, without par value per share ("Series A Stock") were eligible to vote on the adoption of the amendment. At the close of business on ___________, 2001, the date fixed by the Corporation's Board of Directors as the record date for the meeting of the shareholders, (i) 16,572,387 shares of Common Stock and 1,750,000 shares of Series A Stock were outstanding. Of those shares, (x) ______ shares of Common Stock and _______ shares of Series A Stock were voted for the amendment, (y) _____ shares of Common Stock and _______ shares of Series A Stock were voted against the amendment and (z) ______ shares of Common Stock and _______ shares of Series A Stock abstained from voting on the amendment at the meeting of shareholders. The number of shares of Common Stock and Series A Stock voted for the amendment was sufficient to approve the amendment.

Dated:         , 2001


                                    INFRACOR, INC., a Virginia corporation


                                    By: _____________________________
                                        Warren E. Beam, Jr., Secretary

                                 INFRACOR, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints James B. Quarles and Warren E. Beam, Jr., jointly and severally, proxies, with full power to act alone and with full power of substitution, to represent the undersigned and vote all shares of the Company standing in the name of the undersigned at the Special Meeting of Shareholders of InfraCor, Inc. to be held on November 26, 2001 at 10:00 a.m. (local time) at the Company's headquarters at 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225, or any adjournment thereof, on each of the following matters:

1. To approve the amendment of the Company's Articles of Incorporation increasing the number of the Company's authorized shares of Common Stock from 50 million to 100 million.

        [  ]    FOR             [  ]    AGAINST                 [  ]   ABSTAIN


2. The transaction of any other business which may properly come before the meeting. Management at present knows of no other business to be presented at the meeting.


       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

       When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.

Date:      , 2001                              ___________________________
                                                         Signature


                                               ___________________________
                                                Signature if held jointly